SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 13, 1999

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                   033-99514              41-1810301
(State of Incorporation)    (Commission File Number)  (IRS Employer
                                                       Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.        Financial Statements and Exhibits

                      Ex. 20a  Series 1996-1 July Certificateholders' Statement

                      Ex. 20b  Series 1997-1 July Certificateholders' Statement

                      Ex. 20c  Series 1997-2 July Certificateholders' Statement

                      Ex. 20d  Series 1998-2 July Securityholder's  Statement

                      Ex. 20e  Series 1998-3 July Securityholder's Statement

                      Ex. 20f  Series 1999-1 July Securityholder's Statement


                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRIS RECEIVABLES, INC.



                                  By/s/ Paul T. Runice
                                       Paul T. Runice
                                       Senior Vice President and Treasurer




Dated:  August 13, 1999